UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Prudential Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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December 30, 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Prudential Bancorp, Inc.  The meeting will be held at the Holiday Inn – Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Monday, February 9, 2015 at 11:00 a.m., Eastern Time.

The Board of Directors unanimously recommends a vote "FOR" election of our two nominees for director for a three-year term expiring in 2018, "FOR" the approval of the Prudential Bancorp, Inc. 2014 Stock Incentive Plan and "FOR" ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2015.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided or vote over the Internet or by telephone, if available, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Prudential Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Thomas A. Vento
Chairman, President and Chief Executive Officer

PRUDENTIAL BANCORP, INC. 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	11:00 a.m., Eastern Time, Monday, February 9, 2015

PLACE	Holiday Inn - Philadelphia Stadium
900 Packer Avenue
Philadelphia, Pennsylvania

ITEMS OF BUSINESS
(1)  To elect two directors for a three-year term and until their successors are elected and qualified;
(2)  To approve the Prudential Bancorp, Inc. 2014 Stock Incentive Plan;
(3)  To ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2015; and
(4)  To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Prudential Bancorp common stock of record at the close of business on December 19, 2014 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2014 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You are urged to vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or voting instruction form.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Philadelphia, Pennsylvania December 30, 2014

MEETING DIRECTIONS

From Points North and East:	From Points West:	From Points South:
Take I-76 West toward Camden/ Philadelphia Take exit 350 – Seventh Street toward Packer Avenue Turn right on Packer Avenue End at 900 Packer Avenue	Take I-76 East/Schuykill Expressway East Take exit 350 – Seventh Street toward Packer Avenue Turn right on Packer Avenue End at 900 Packer Avenue	Take I-95 North Take exit 17-SR611 North/S. Broad Street toward Pattison Ave. Turn right on Packer Avenue End at 900 Packer Avenue

PROXY STATEMENT
OF
PRUDENTIAL BANCORP, INC.

_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

General.  This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc., the parent holding company of Prudential Savings Bank.  Our Board of Directors is soliciting proxies to be used at the Annual Meeting of Shareholders to be held at the Holiday Inn – Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Monday, February 9, 2015 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about December 30, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 9, 2015.  This proxy statement and our 2014 Annual Report on Form10-K are available through our website at www.prudentialsavingsbank.com under the "Investor Relations" Quick Link.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached notice of meeting consisting of the proposals to:

•	elect two directors for a three-year term expiring in 2018;
•	approval of the Prudential Bancorp, Inc. 2014 Stock Incentive Plan; and
•	ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2015.

In addition, management may report on the performance of Prudential Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the annual meeting, December 19, 2014, are entitled to vote at the meeting. On the record date, we had 9,366,909 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  You may also vote over the Internet or by telephone by following the instructions on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

        Your broker may not vote on the election of directors or approval of the Prudential Bancorp, Inc. 2014 Stock Incentive Plan if you do not furnish instructions for each of such proposals.  You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered "broker non-votes."

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, proposal one, the election of directors, and proposal two, the approval of the Prudential Bancorp, Inc. 2014 Stock Incentive Plan, are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may complete and submit a new proxy card or vote over the Internet or by telephone before the annual meeting. Any earlier proxies will be revoked automatically.

•	Second, you may send a written notice to our Corporate Secretary, Ms. Regina Wilson, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the annual meeting stating that you would like to revoke your proxy.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee on how to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR approval of the Prudential Bancorp, Inc. 2014 Stock Incentive Plan and FOR ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2015.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The two nominees for director receiving the most "For" votes will be elected directors for a three-year term expiring in 2018, and until their successors are elected and qualified.  The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for approval of the proposals to approve the Prudential Bancorp, Inc. 2014 Stock Incentive Plan and to ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2015. Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the proposals to approve the 2014 Stock Incentive Plan and to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  One class is elected annually. At this annual meeting, you will be asked to elect two directors for a three-year term expiring in 2018, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Vento and Hosier as directors.  No director is related to any other director or executive officer by blood, marriage or adoption.  Shareholders are not permitted to use cumulative voting for the election of directors.  Our Board of Directors has determined that Messrs. Fanelli, Hosier, Miller, Mulcahy and Pollack are independent directors as defined in the Nasdaq Stock Market listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why either of the nominees may not be able to serve as a director if elected.

Mr. Dennis Pollack was appointed to the Board of Directors in the class of directors whose term expires at the annual meeting of shareholders to be held in 2016 pursuant to an agreement entered into on August 29, 2014 with Seidman and Associates L.L.C., Seidman Investment Partnership, L.P., Seidman Investment Partnership II, L.P., Seidman Investment Partnership III, L.P., LSBK06-08, Broad Park Investors, CBPS, L.L.C., 2514 Multi-Strategy Fund, L.P., Veteri Place Corporation, Ms. Sonia Seidman, Mr. Lawrence B. Seidman and Mr. Pollack (collectively, the "Seidman Group"). Pursuant to the Agreement, Mr. Pollack was also appointed to the Board of Directors of Prudential Savings Bank for a similar term.

During the term of the Agreement, which is scheduled to continue through the date of the Prudential Bancorp's Annual Meeting of Shareholders held in 2016, the Seidman Group will not, among other things, solicit proxies in opposition to any recommendations or proposals of Prudential Bancorp's Board of Directors, initiate or solicit shareholder proposals or seek to place any additional representatives on our Board of Directors other than Mr. Pollack (or any replacement director), oppose any proposal or director nomination submitted by the Board of Directors to our shareholders, vote for any nominee to our Board of Directors other than those nominated or supported by the Board of Directors, seek to exercise any control or influence over the management of Prudential Bancorp or the Boards of Directors of Prudential Bancorp or Prudential Savings Bank (although nothing in the Agreement prevents Mr. Pollack, from expressing his views to other members of the Board at duly convened meetings of the Boards of Directors), propose or seek to effect a merger or sale of Prudential Bancorp or initiate litigation against Prudential Bancorp. In addition, during the term of the Agreement, the Seidman Group has agreed to vote in favor of the Board of Directors' nominees for election or re-election as directors of Prudential Bancorp. The Seidman Group agreed also to vote in favor of the Prudential Bancorp, Inc. 2014 Stock Incentive Plan.

The following tables present information concerning our nominees for director and our continuing directors, all of whom also serve as directors of Prudential Savings Bank.  For Messrs. Balka and Vento, the indicated period of service as a director includes service as a director of Prudential Savings Bank prior to the organization of the predecessor to Prudential Bancorp in 2004. Ages are reflected as of September 30, 2014.

Nominees for Director for Three-Year Terms Expiring in 2018

Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since
Thomas A. Vento	Director. Chairman of the Board of Prudential Bancorp and Prudential Savings Bank since January 1, 2013. President and Chief Executive Officer of Prudential Bancorp since 2004; President of Prudential Savings Bank since 1992 and President and Chief Executive Officer since 1993. Mr. Vento's service to Prudential Savings Bank in various management capacities and as President since 1992 provide him with significant management expertise as well as extensive knowledge of the local market area for financial institutions which he brings to the Board of Directors. Age 80.	1992
John C. Hosier	Director. Commercial Lines Account Executive with Montgomery Insurance Services, Inc., Media, Pennsylvania since 1986, and Commercial Lines Manager of its affiliate, Allman and Company, Inc., Fort Washington, Pennsylvania since 2007, two full-service insurance agencies. Mr. Hosier brings significant commercial business experience as well as knowledge of the local insurance market to the Board of Directors. Age 50.	2009

The Board of Directors recommends that you vote FOR election of our nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2016
Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since
Jerome R. Balka, Esq.	Director. Solicitor of Prudential Savings Bank. Partner, Balka & Balka, a law firm, Philadelphia, Pennsylvania. Former president of Constitution Abstract Co., Inc., a title insurance agency, Philadelphia, Pennsylvania from September 2009 to November 2012. Mr. Balka serves as Prudential Savings Bank's solicitor and brings substantial legal expertise, particularly with respect to real estate transactions, to the Board of Directors. Age 85.	2000

Directors Whose Terms Expire in 2016 (continued)
Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since
Dennis Pollack
Director. Chairman of the Board, Presilient Worldwide, Denver, Colorado, an information technology managed backup and infrastructure service provider, since 2011; served as a director of TF Financial, Inc., Newtown, Pennsylvania, from January 2012 until October 2014; also served as Chief Operating Officer of Paulson & Co., New York, New York, a hedge fund, from 2003-2006 and as President and Chief Executive Officer of the Connecticut Bank of Commerce from 1997-2000 as well as The Savings Bank of Rockland County from 1989-1996.

Mr. Pollack brings to the Board the benefit of his substantial experience as president, chief executive officer and director of community banking organizations as well as significant knowledge of community bank lending. Age 64.

		2014
A. J. Fanelli	Director. Self-employed owner of a public accounting practice, Philadelphia, Pennsylvania. Mr. Fanelli brings substantial accounting knowledge to the Board of Directors as Chairman of the Audit Committee. Age 77.	2005

Name	Directors Whose Terms Expire in 2017 Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since
Joseph R. Corrato	Director. Executive Vice President and Chief Financial Officer of Prudential Bancorp since 2004 and Prudential Savings Bank since 1997. Mr. Corrato joined Prudential Savings Bank in 1978 and served in a variety of positions including Treasurer and Controller prior to becoming Executive Vice President in 1997. Mr. Corrato brings the benefit to the Board of Directors of both his extensive financial knowledge as well as his significant management expertise developed through his service with Prudential Savings Bank for more than 30 years. Age 53.	2011
Bruce E. Miller	Director. Owner of six magnetic resonance imaging centers located in Philadelphia, Pennsylvania and Delaware County, Pennsylvania since 2000; Managing Member, Chester County Open MRI, LLC, since January 2014. Mr. Miller brings significant business experience to the Board as a result of his successful operation of a number of small businesses as well as extensive knowledge of the local market area in which the Bank operates. Age 53.	2013
Francis V. Mulcahy	Director. Residential real estate appraiser and broker, Media, Pennsylvania. Mr. Mulcahy brings substantial knowledge of the local real estate market to the Board of Directors. Age 81.	2005

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2014, the Board of Directors of Prudential Bancorp met 15 times, including special meetings. No director of Prudential Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees.  The Board of Directors of Prudential Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Each of the committees operates in accordance with a written charter which is available on our website at www.prudentialsavingsbank.com.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Nominating and Corporate Governance	Compensation	Audit
A. J. Fanelli	**	*	**
John C. Hosier	*	*	*
Bruce E. Miller	*	*	*
Francis V. Mulcahy	*	**	*
Dennis Pollack			*
___________________
*                Member
**             Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors Prudential Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of five directors, each of whom is an independent director as defined in the Nasdaq Stock Market listing standards and the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that none of the members of the Audit Committee meet the definition of Audit Committee financial expert, as such term is defined in the rules of the Securities and Exchange Commission.  However, we believe it is important to note that while no one individual member of the Audit Committee has been determined to meet the technical requirements to be an Audit Committee financial expert, each of the members has had significant involvement in financial matters. The Audit Committee met eight times in fiscal 2014.

Compensation Committee.  It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Prudential Bancorp's compensation and incentive arrangements for management.  No member of the Compensation Committee is a current or former officer or employee of Prudential Bancorp, Prudential Savings Bank or any subsidiary and all members are independent as defined in the Nasdaq Stock Market listing standards.  Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Compensation Committee held nine meetings in fiscal 2014 to consider management compensation matters.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification.  Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Nominating and Corporate Governance Committee met twice in fiscal 2014.

Board Leadership Structure

Mr. Vento serves as the Chairman, President and Chief Executive Officer of Prudential Bancorp as well as Prudential Savings Bank.  The Board of Directors of Prudential Bancorp has determined that the appointment of our President and Chief Executive Officer as the Chairman of the Board of Prudential Bancorp promotes a unity of vision for Prudential Bancorp as it continues to implement its strategic goals.  In addition, the President and Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Prudential Bancorp. By combining the President and Chief Executive Officer and Chairman positions, the Board believes there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy and goals. The Board is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these will be limited by existing safeguards which include the fact that as a bank holding company, the operations of Prudential Bancorp are highly regulated.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks that Prudential Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Two of our senior executive officers, Messrs. Corrato and Vento, serve on our Board of Directors.  Other members of our senior management regularly attend meetings of the Board of Directors and are available to address any questions or concerns raised by the Board of Directors on risk management or other matters.  Prudential Savings Bank has established an Asset-Liability Committee, a Loan Quality Committee and an Investment Committee composed of members of senior management, including Messrs. Corrato and Vento.  The independent directors work together to provide strong, independent oversight of Prudential Bancorp's management and affairs.

Directors' Attendance at Annual Meetings

Directors are expected to attend the Annual Meeting of Shareholders absent a valid reason for not doing so. All of our directors (other than Mr. Pollack who was not a director at such time) attended the Annual Meeting of Shareholders held in February 2014.

Directors' Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during fiscal year 2014.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	All Other Compensation(2)	Total
Jerome R. Balka, Esq.	$35,997	$--	$--	$131, 974	$167,971
A. J. Fanelli	62,200	--	--	--	62,200
John C. Hosier	54,900	--	--	--	54,900
Bruce E. Miller	51,300	--	62,321	--	113,621
Francis V. Mulcahy	60,600	--	--	--	60,600
Dennis Pollack (3)	--	--	--	--	--
(footnotes on following page)

__________________
(1)	Represents the aggregate grant date fair value of the options to purchase 13,345 shares granted to Mr. Miller with an exercise price of $10.68 per share. The option vests pro rata over five years commencing on the first anniversary of the date of grant on January 6, 2014.

(2)	Represents for Mr. Balka, his annual retainer of $60,375 as solicitor of Prudential Savings Bank and $71,599 for additional legal services.

(3)	Mr. Pollack was appointed to the Board in November 2014 and thus did not receive any compensation during fiscal 2014.

We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp.  For fiscal 2014, members of Prudential Savings Bank's Board of Directors received an annual retainer of $25,200.  Members also received $2,100 per special meeting attended.  For fiscal 2014, members of the Audit Committee, Executive Committee (other than Messrs. Corrato and Vento) and the Compensation Committee received fees of $900 per meeting attended.  As solicitor of Prudential Savings Bank, in fiscal 2014 Mr. Balka received an annual retainer of $60,375 as well as fees earned for providing additional legal services.  He also received the normal meeting fee for service on the Executive Committee and the normal annual Board retainer of $25,200.  For fiscal 2015, Mr. Balka will no longer receive an annual retainer. As Chairman of the Audit Committee, Mr. Fanelli received an annual retainer of $10,000 in fiscal 2014, which will remain the same for fiscal 2015. As Chairman of the Compensation Committee, Mr. Mulcahy received an annual retainer of $7,500 in fiscal 2014 and will receive the same amount in fiscal 2015. Board fees are subject to periodic adjustment by the Board of Directors.  For fiscal 2015, the annual retainer and special meeting fees will increase to $28,200 and $2,350, respectively; committee meeting fees will remain the same for fiscal 2015.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp's Compensation Committee.  Messrs. Fanelli, Hosier, Miller and Mulcahy, who is the Committee's Chairman, currently serve as members of the Compensation Committee.

No person who served as a member of the Compensation Committee during fiscal 2014 was a current or former officer or employee of Prudential Bancorp or Prudential Savings Bank or engaged in certain transactions with Prudential Bancorp or Prudential Savings Bank required to be disclosed by regulations of the Securities and Exchange Commission.  Additionally, there were no Compensation Committee "interlocks" during fiscal 2014, which generally means that no executive officer of Prudential Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of Prudential Bancorp's Compensation Committee.

Director Nominations

Recommendations for nominations of persons to serve as directors of Prudential Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are approved by the entire Board.  The Board of Directors adopted a written charter of the Nominating and Corporate Governance Committee which is available on our website at www.prudentialsavingsbank.com.  The charter sets forth certain criteria the committee may consider when recommending individuals for nomination including:

•	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;

o	relevant technical skills;

o	industry knowledge and experience;

o	financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission);

o	local or community ties; and

•	minimum individual qualifications, including:

o	strength of character;

o	mature judgment;

o	familiarity with our business and industry;

o	independence of thought; and

o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Executive Officers Who Are Not Also Directors

Set forth below is certain information with respect to current executive officers of Prudential Bancorp and its subsidiaries who are not directors.  Ages are reflected as of September 30, 2014.

Name	Age and Principal Occupation During the Past Five Years

Salvatore Fratanduono
Senior Vice President and Chief Lending Officer of Prudential Savings Bank since February 2013. Prior thereto, Mr. Fratanduono served as Vice President - Lending of Prudential Savings Bank from 2001 to February 2013. Age 51.

Jeffrey T. Hanuscin
Vice President and Controller of Prudential Bancorp since June 2013 and Prudential Savings Bank since May 2013.  Prior thereto, Mr. Hanuscin served as Senior Vice President, Chief Financial Officer and Treasurer of Nova Bank, Berwyn, Pennsylvania from April 2008 to October 2011. Age 50.

Jack E. Rothkopf
Senior Vice President and Treasurer of Prudential Bancorp since June 2013 and Prudential Savings Bank since April 2013; from January 2006 to April 2013, served as Vice President and Controller.  Prior thereto, Mr. Rothkopf served as Assistant Vice President of Popular Financial Holdings, Marlton, New Jersey from October 2000 to January 2006.  Age 51.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Prudential Bancorp's audited financial statements with management.  The Audit Committee has discussed with Prudential Bancorp's independent registered public accounting firm, S.R. Snodgrass, P.C., the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees" (AICPA, Professional Standards, Vol. 1. AU Section 380), as amended by SAS No. 90, "Audit Committee Communications" as adopted by the Public Company Accounting Oversight Board in Rule 3526.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding S.R. Snodgrass, P.C.'s communications with the Audit Committee concerning independence and has discussed with S.R. Snodgrass, P.C., their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Prudential Bancorp's Annual Report on Form 10-K for fiscal year 2014 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
A. J. Fanelli, Chairman
John C. Hosier
Bruce E. Miller
Francis V. Mulcahy
Dennis Pollack

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation paid by Prudential Savings Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2014 and 2013 to the principal executive officer and the two other executive officers of Prudential Savings Bank during fiscal 2014 whose total compensation exceeded $100,000, collectively referred to as our "named executive officers."  Prudential Bancorp has not paid separate cash compensation to our officers.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)		Option Awards(2)		All Other Compensation(3)		Total
Thomas A. Vento Chairman, President and Chief Executive Officer	2014 2013	$343,105 333,111	$22,361 20,326	$	-- 45,711	$	-- 63,999	$68,714	(4) 71,851	$434,180 534,998
Joseph R. Corrato Executive Vice President and Chief Financial Officer	2014 2013	213,632 207,409	13,923 12,656		-- 29,000		-- 42,525	58,048	(4) 59,613	285,603 351,203
Salvatore Fratanduono Senior Vice President and Chief Lending Officer	2014 2013	159,271 144,089	8,065 6,893		-- 15,950		-- 19,688	10,563 5,951		177,899 192,570
___________________
(1)	Represents bonuses earned in fiscal 2014 which were paid in fiscal 2015. Under the Prudential Savings Bank 2014 Bonus Program, each named executive officer was eligible to receive a fixed proportionate allocation of the bonus pool for employees based on salary and length of service.

(2)	Reflects the grant date fair value in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options that were granted during the fiscal 2013. The valuation of the restricted stock awards is based on a grant date fair value of $7.25. The assumptions used in valuing the stock option awards are set forth in Note 12 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended September 30, 2014.

(3)	Includes the fair market value on December 30, 2013 of the 1,547, 1,366 and 952 shares allocated to the Employee Stock Ownership Plan accounts of Messrs. Vento, Corrato and Fratanduono, respectively, based on a value of $10.79 per share on December 31, 2013.

(4)	Includes for each of Messrs. Vento and Corrato an aggregate of $29,400 paid in fiscal 2014 as board meeting fees, reimbursement of Mr. Vento's Philadelphia city wage taxes and the value of the use of automobiles by and the provision of health insurance premiums for Messrs. Vento and Corrato. The value of the use of automobiles is based on depreciation, as well as insurance, fuel and maintenance expense.

Narrative to Summary Compensation Table

The Compensation Committee, upon review of Mr. Vento's performance and other factors, approved a base salary of $343,105 for Mr. Vento in fiscal 2014, which increased 3.0% from $333,111 in fiscal 2013.  In addition, the Compensation Committee approved base salaries for Messrs. Corrato and Fratanduono for fiscal 2014 of $213,632 and $159,271, respectively, reflecting increases of 3.0% and 10.5%, respectively.  The dollar amounts of their base salaries were generally determined by the Compensation Committee's review of the local market for chief executive officer, chief financial officer and chief lending officer compensation and were intended to ensure that Prudential Savings Bank remained competitive in attracting and retaining qualified senior executive officers.  The Compensation Committee approved the payment of bonuses with respect to fiscal 2014.  For fiscal 2014, a bonus pool of $175,000 was established in December 2014.  The bonus pool was distributed to all eligible employees, including Messrs. Vento, Corrato and Fratanduono, based on salary and length of service. No grants of equity compensation were made during fiscal 2014 to the executive officers. In addition, in fiscal 2014, Messrs. Vento and Corrato each received the use of an automobile to assist them in fulfilling their duties.

At the Annual Meeting of Shareholders of Prudential Bancorp held on February 11, 2013, Prudential Bancorp's shareholders recommended, on an advisory basis, that the future advisory votes on executive compensation should be held every three years.  Consistent with the shareholder recommendation, the Board of Directors of Prudential Bancorp determined that it will hold an advisory vote on executive compensation every three years. The next advisory vote on the compensation of the named executive officers will be presented at the annual meeting expected to be held in February 2016. Prudential Bancorp is required to hold shareholder advisory votes on the frequency interval every six years.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards at September 30, 2014 to our executive officers named in the Summary Compensation Table above, which grants were made in fiscal 2009 and fiscal 2013. The option awards, and exercise price, and stock awards have been adjusted to reflect the second step conversion completed on October 9, 2013.

							Stock Awards(1)
									Market Value
	Option Awards(1)						Number of Shares		of Shares or
	Number of Securities Underlying					Option	or Units of Stock		Units of Stock
	Unexercised Options				Exercise	Expiration	That Have Not		That Have Not
Name	Exercisable		Unexercisable		Price	Date	Vested		Vested(2)
Thomas A. Vento	106,764 3,836	(3)	-- 15,347	(4)	$11.84 7.68	1/5/2019 1/5/2023	4,763	(4)	$58,251
Joseph R. Corrato	53,382 2,549	(3)	-- 10,197	(4)	11.84 7.68	1/5/2019 1/5/2023	3,021	(4)	36,947
Salvatore Fratanduono	21,353 1,180	(3)	-- 4,721	(4)	11.84 7.68	1/5/2019 1/5/2023	1,662	(4)	20,326
___________________
(1)	Each of the option awards and stock awards outstanding as of October 9, 2013 was converted into an option award or stock award to purchase a number of shares of common stock of Prudential Bancorp equal to the product of the number of shares of common stock multiplied by the exchange ratio of 0.9442, rounded down to the nearest whole share. Each option after the exchange has an adjusted exercise price equal to the quotient obtained by dividing the option exercise price by the exchange ratio of 0.9442, rounded up to the nearest whole cent.

(2)
Calculated by multiplying the closing market price per share of our common stock on September 30, 2014, which was $12.23, by the applicable number of shares of common stock underlying the named executive officer's unvested stock awards.

(3)	Granted pursuant to our 2008 Stock Option Plan and 2008 Recognition and Retention Plan, as applicable, and vested at a rate of 20% per year commencing on January 5, 2010, becoming fully vested January 5, 2014.

(4)	Granted pursuant to our 2008 Stock Option Plan and 2008 Recognition and Retention Plan, as applicable, and vest at a rate of 20% per year commencing on January 5, 2014.

Employment Agreements

Prudential Savings Bank entered into amended and restated employment agreements on May 20, 2013 with Messrs. Vento and Corrato as well as an employment agreement with Mr. Rothkopf. Prudential Savings Bank also entered into an amended and restated employment agreement on April 16, 2014 with Mr. Fratanduono. The employment agreements have a term of three years, with respect to Mr. Vento, and two years, with respect to Messrs. Corrato, Fratanduono and Rothkopf.  The term is extended annually on each December 31st thereafter unless either Prudential Savings Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended.  The terms of the employment agreements provide for an initial annual base salary, which is reviewed annually by the Board of Directors.  The executives are also entitled to participate in our benefit plans and programs and receive reimbursement for reasonable business expenses.  Each of the employment agreements is terminable with or without cause by Prudential Savings Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good cause, as defined in the agreements, or termination by Prudential Savings Bank for cause, disability, retirement or death.

In the event that the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Prudential Savings Bank or the employment agreement is terminated by Prudential Savings Bank other than for cause, disability, retirement or death, the executive will be entitled to the payment of two (Messrs. Vento, Corrato and Fratanduono) and one (Mr. Rothkopf) times their respective average annual cash compensation (salary and cash bonuses) as cash severance and the maintenance until the earlier to occur of the passage of two years (Messrs. Vento, Corrato and Fratanduono) or one year (Mr. Rothkopf) or, until the executive's full time employment with another employer, of the executive's participation in all employee benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible.

In the event that the executive's employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, the executive will be entitled to a cash severance payment equal to three times (Messrs. Vento and Corrato), two times (Mr. Fratanduono) and one times (Mr. Rothkopf) their respective average annual cash compensation and the maintenance, as described above, of the employee benefit plans for three years, two years and one year, respectively, or until the executive's full-time employment with another employer that provides similar benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code.

The agreement with Mr. Fratanduono was amended and restated in April 2014 primarily to revise the severance provisions, increasing the multiplier from one times to two times.

Benefit Plans

Retirement Plan.  Prudential Savings Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code.  Full-time employees become eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service.  For purposes of the retirement plan, a full-time employee earns one year of eligibility service when he completes 1,000 hours of service within a one-year eligibility computation period.  An employee's first eligibility computation period is the one-year period beginning on the employee's date of hire.  Subsequent eligibility computation periods begin on January 1 and end on December 31.

The retirement plan provides for a monthly benefit upon a participant's retirement at or after the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date").  A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan.  Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan.  The retirement plan provides a benefit of 1.50% of a participant's highest 5-year average earnings, multiplied by the participant's years of benefit service. Earnings are defined as base salary, subject to an annual Internal Revenue Service limit of $260,000 on earnings for 2014.  Annual benefits provided under the retirement plan also are subject to Internal Revenue Service limits, which vary by age and benefit payment type. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

Endorsement Split Dollar Agreements.  Prudential Savings Bank purchased insurance policies on the lives of its executive officers named in the Summary Compensation Table above, and has entered into Endorsement Split Dollar Agreements with each of those officers.  The policies are owned by Prudential Savings Bank.  Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by Prudential Savings Bank, the officer's beneficiary will receive two times the officer's salary, other than Mr. Vento whose benefit totaled $141,853 for 2014, as of the date of death.  Pursuant to the terms of the agreements, Prudential Savings Bank has elected to not extend such benefits after a termination of employment.  Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer's life in excess of the cash surrender value.  Prudential Savings Bank will receive the full cash surrender value, which is expected to reimburse Prudential Savings Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer's beneficiaries.

The Endorsement Split Dollar Agreements may be terminated at any time by Prudential Savings Bank or the officer or by Prudential Savings Bank upon the officer's termination of service to Prudential Savings Bank.  Upon termination, Prudential Savings Bank may surrender the policy and collect the cash surrender value.

Related Party Transactions

In accordance with applicable federal laws and regulations, Prudential Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Prudential Savings Bank except that Prudential Savings Bank provides for a reduced interest rate of one hundred basis points to all employees, officers and directors for a first mortgage on their primary residence and waives the origination fees, other than appraisal and document review fees. Other than as described below, it is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

The table below lists the outstanding loans made by Prudential Savings Bank to related persons, where the amount involved exceeds $120,000 and the interest rate was reduced and loan origination fee was waived.

Amounts Paid During Year
Name	Year ended September 30,	Largest Principal Amount Outstanding during Year	Amount Outstanding at Year-End	Principal	Interest	Interest Rate
Joseph R. Corrato	2014 2013	$235,446 246,662	$224,288 235,446	$11,157 11,216	$6,339 6,643	2.750 2.750%
John C. Hosier	2014 2013	396,433 404,975	387,620 396,433	8,813 8,542	12,263 12,534	3.125 3.125
Salvatore Fratanduono	2014 2013	131,775 137,458	124,166 131,775	7,610 6,009	2,566 3,709	2.000 2.000
(Table continued on following page)

		Largest Principal		Amounts Paid
		Amount	Amount	During Year
	Year Ended	Outstanding	Outstanding at			Interest
Name	September 30,	during Year	Year-End	Principal	Interest	Rate
Jack E. Rothkopf	2014 2013	$178,870 184,872	$174,081 178,870	$4,789 6,003	$5,521 5,676	3.125 3.125%

Two commercial mortgage loans and two lines of credit aggregating approximately $576,008 and $589,375, at September 30, 2014 and 2013, respectively, were extended to a company in which Mr. Vento's daughter was a principal.  In addition, Prudential Savings Bank also extended a single-family residential mortgage loan which had a principal balance of approximately $154,002 and $157,300 at September 30, 2014 and 2013, respectively. All of the loans were restructured during fiscal 2013 and were current at September 30, 2014. However, due to the payment history of the loan relationship, all five loans were classified as substandard and on non-accrual as of September 30, 2014 and 2013.  During fiscal 2014 and 2013, the highest aggregate principal balance of the five loans was approximately $746,675 and $756,638, respectively, principal paid was approximately $16,665 and $16,203, respectively, and interest paid was $34,272 and $57,743, respectively.  The two commercial mortgage loans bear interest at 5.125% (for both 2014 and 2013), the residential loan bears interest at 3.0% (for both 2014 and 2013), and both lines of credit bear interest at 5.25%.  All five loans were made on substantially the same terms, including interest rate and collateral as loans with persons not related to Prudential Savings Bank.  Prudential Savings Bank currently does not anticipate incurring any loss of principal or interest on the five loans.

PROPOSAL TO ADOPT THE PRUDENTIAL BANCORP, INC. 2014 STOCK INCENTIVE PLAN (PROPOSAL TWO)

Description of the Incentive Plan

The following description of the 2014 Stock Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the 2014 Stock Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

General.  The Board of Directors has adopted the 2014 Stock Incentive Plan (the "Incentive Plan") which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in Prudential Bancorp as an incentive to contribute to our success and reward key employees for outstanding performance.  The Incentive Plan is also designed to attract and retain qualified directors for Prudential Bancorp.  The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code, non-qualified or compensatory stock options and share awards of restricted stock, which may be based upon performance goals. Share awards and stock options under the Incentive Plan will be available for grant to officers, key employees and directors of Prudential Bancorp and any subsidiaries.

Administration.  The Incentive Plan will be administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors. Such committee currently is comprised of Messrs. Fanelli, Hosier, Miller and Mulcahy, who also currently serve as the Compensation Committee of the Board of Directors. The Board of Directors has engaged a third party independent consulting firm to assist the Committee in determining the appropriate level of grants.

Stock Options.  Under the Incentive Plan, the Board of Directors or the committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable.  The per share exercise price of a stock option shall be at least equal to the fair market value of a share of common stock on the date the option is granted. In addition, except as provided in connection with a corporate transaction involving Prudential Bancorp (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding options may not be amended to reduce the exercise price of outstanding options or cancel, exchange, buyout or surrender outstanding options in exchange for cash, other awards or options with an exercise price that is less than the exercise price of the original options without prior shareholder approval.

All options granted to participants under the Incentive Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the Board of Directors or the committee at the time of grants provided, however, the rate of vesting cannot be more rapid than 20% per year commencing one year from the date of grant.  Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with Prudential Bancorp is terminated for any reason other than his death, disability or a change in control.  Unless the committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with Prudential Bancorp or a subsidiary company because of his death or disability.  In addition, all stock options will become vested and exercisable in full upon a change in control of Prudential Bancorp, as defined in the Incentive Plan.

Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the participant's employment or service terminated, unless extended by the committee or the Board of Directors to a period not to exceed three years from such termination.  Unless stated otherwise at the time an option is granted (i) if a participant terminates his employment or service with Prudential Bancorp as a result of disability or retirement without having fully exercised his options, the optionee shall have three years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with Prudential Bancorp following a change in control of Prudential Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates will result in the option being treated as a compensatory stock option in the event that it is exercised.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option.  Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment for shares purchased upon the exercise of options may be made (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Prudential Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the board or the committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the board or the committee, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing.

Share Awards.  Under the Incentive Plan, the Board of Directors or the committee is authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the committee.  The board or the committee will determine which officers, and key employees and non-employee directors will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award.

If the employment or service of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with Prudential Bancorp or a subsidiary company terminates due to death or disability will be deemed fully earned as of the recipient's last day of employment or service.  In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of Prudential Bancorp.

A recipient of a share award will not be entitled to receive any dividends declared on the common stock and will not be entitled to any voting rights with respect to an unvested share award until it vests.  Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the committee.

The committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals.  If an award is so designated, the Committee must establish objectively determinable performance goals for the share award based on one or more of the business criteria set forth in the Incentive Plan. Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award.  All determinations regarding the achievement of any performance goal will be made by the committee.  To the extent a performance share award is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, it will be granted and administered to comply with the requirements of Section 162(m) of the Internal Revenue Code.  Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a shareholder until the shares of common stock covered by the performance share award are issued to the recipient according to the terms thereof.

Number of Shares Covered by the Incentive Plan.  A total of 999,800 shares of common stock have been reserved for future issuance pursuant to the Incentive Plan, which is equal to approximately 14.0% of the shares of common stock sold in the second step conversion offering completed in October 2013.  In connection with the offering 7,141,602 shares were sold and an additional 2,403,207 shares were issued in the related exchange to shareholders other than the mutual holding company. No more than 714,145 of the shares reserved under the Incentive Plan may be granted as options and no more than 285,655 shares may be granted as share awards.  These amounts equate to approximately 10.0% and 4.0% of the shares sold in the second-step conversion offering. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any share award or stock option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding after such capital adjustment. In addition, any shares of common stock (i) tendered by an optionee or withheld by Prudential Bancorp in payment of the tax withholding obligation related to an option, (ii) tendered by an optionee or withheld by the Prudential Bancorp, to the extent permitted, as payment for the exercise price of an option, or (iii) reacquired by Prudential Bancorp on the open market or otherwise using cash proceeds from the exercise of an option granted pursuant to the Incentive Plan shall not be added to the aggregate number of shares of common stock available for issuance under the Incentive Plan.

Amendment and Termination of the Incentive Plan; Revocation of Awards. The Board of Directors may at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which share awards or stock options have not been granted, subject to any required stockholder approval or any stockholder approval which the board may deem to be advisable. The Board of Directors may not, without the consent of the holder of a share award or stock option, alter or impair any share award or stock option previously granted or awarded under the Incentive Plan except as specifically authorized by the Incentive Plan.

The Board or the committee may by resolution immediately revoke, rescind and terminate any option or share award, or portion thereof, to the extent not yet vested and in the case of options, not yet exercised, previously granted or awarded under the Incentive Plan to an employee who is discharged from the employ of Prudential Bancorp or any subsidiary for cause, which, for purposes of the Incentive Plan,  shall mean termination because of the employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  In addition, the committee may specify in the awards granted to those optionees or recipients of share awards subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002 such provisions regarding recoupment as are deemed appropriate. Awards, or portions thereof, to the extent not yet vested and in the case of options, not yet exercised, previously granted or awarded to a non-employee director who is removed for cause pursuant to Prudential Bancorp's Articles of Incorporation or Bylaws or the constituent documents of the involved subsidiary on whose board he serves shall terminate as of the effective date of such removal.

Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from the date that the Incentive Plan is approved by shareholders.  Termination of the Incentive Plan shall not affect any previously granted share awards or stock options.

Awards to be Granted. Prudential Bancorp has not made any determination as to the timing or recipients of grants of share awards or stock options under the Incentive Plan. The Incentive Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the number of shares of common stock available for each of options (714,145) or share awards (285,655) under the Incentive Plan, respectively.  Awards made to non-employee directors in the aggregate may not exceed 30% of each of the number of shares available under the Incentive Plan for options and share awards.

Awards Granted or Available Under Existing Plans.  As of the date hereof, awards covering 530,077 stock options and 38,115 unvested share awards were outstanding under Prudential Bancorp's existing 2008 stock benefit plans and only 3,737 shares remained available for the grant of options under the 2008 Stock Option Plan and no shares for restricted share awards under the 2008 Recognition and Retention Plan. The 2008 stock benefit plans will expire in November 2018, ten years from the date of their adoption by the Board of Directors.

Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Incentive Plan.

Incentive Stock Options.  No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Internal Revenue Code.  However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.  If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to Prudential Bancorp for federal income tax purposes.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm's length sale of such shares) over the exercise price of the underlying options, and Prudential Bancorp will be entitled to deduct such amount.  Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by Prudential Bancorp.

An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee.  If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified stock option.

Non-qualified Stock Options.  No taxable income is recognized by the optionee at the time a non-qualified stock option is granted under the Incentive Plan.  Generally, on the date of exercise of a non-qualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and Prudential Bancorp receives a tax deduction for the same amount.  Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.  In general, common stock issued upon exercise of an option granted under the Incentive Plan will be transferable and not subject to a risk of forfeiture at the time issued.

Share Awards.  Upon the receipt of a share award, the holder will realize income for federal income tax purposes equal to the amount received and Prudential Bancorp will be entitled to a deduction for federal income tax purposes in the same amount. Pursuant to Section 83 of the Internal Revenue Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable.   A recipient of a share award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards.  Prudential Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income.

The above description of tax consequences under federal income tax law is necessarily general in nature and is not complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Prudential Bancorp will recognize the cost of employee services received in share-based payment transactions, including stock options, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the share award or the stock option.   Prudential Bancorp will recognize compensation expense on share awards at the time of vesting.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.   In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Prudential Bancorp's compensation expense and will be a factor in determining Prudential Bancorp's earnings per share on a fully diluted basis.

Shareholder Approval.  No share awards or stock options can be granted under the Incentive Plan unless the Incentive Plan is approved by shareholders.  Shareholder approval of the Incentive Plan will satisfy certain federal tax requirements applicable to incentive stock options.

The Board of Directors recommends that stockholders vote FOR adoption of the
Prudential Bancorp, Inc. 2014 Stock Incentive Plan.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 19, 2014, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp (including Prudential Savings Bank); and (iv) all directors and executive officers of Prudential Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 19, 2014(1)		Percent of Common Stock(2)
Prudential Savings Bank Employee Stock Ownership Plan 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145	697,302	(3)	7.4%
EJF Capital LLC 2107 Wilson Boulevard, Suite 410 Arlington, Virginia 22201	494,146	(4)	5.3%
Warren A. Mackey 40 Worth Street, 10th Floor New York, New York 10013	871,204	(5)	9.3%
Lawrence B. Seidman 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054	571,664	(6)	6.1%
Directors:
Jerome R. Balka, Esq.	52,933	(7)(8)	*
Joseph R. Corrato	94,992	(7)(9)	1.0%
A. J. Fanelli	41,171	(7)(10)	*
John C. Hosier	35,304	(7)(11)	*
Bruce E. Miller	19,617	(7)	*
Francis V. Mulcahy	43,029	(7)(12)	*
Dennis Pollack	11,500	(13)
Thomas A. Vento.	191,414	(7)(14)	2.0%
Other Named Executive Officer:
Salvatore Fratanduono	39,408	(7)(15)	*

All Directors and Executive Officers as a group (11 persons)	570,696	(7)	5.9%
___________________
*            Represents less than one percent of Prudential Bancorp's outstanding common stock.

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)	Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)	As of December 19, 2014, 172,975 shares held in the Prudential Savings Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees. Shares beneficially owned by the plan trustees, Messrs. Fanelli, Hosier and Mulcahy, do not include shares held in the trust. Under the terms of the plan, the trustees vote all allocated shares in accordance with the instructions of the participating employees. Any unallocated shares are generally required to be voted by the plan trustees in the same ratio on any matter as to those shares for which instructions are given by the participants.
(Footnotes continued on following page)

_______________
(4)	Based on a Schedule 13G filed with the SEC on March 26, 2014 by EJF Capital LLC ("EJF"), Emanuel J. Friedman, EJF Financial Services Fund, L.P. ("EJF Fund"), and EJF Financial Services GP ("EJF Fund GP"), LLC. EJF has shared voting and dispositive power with respect to all the shares. EJF Fund is the record owner of the shares. EJF Fund GP serves as the general partner and investment manager of EJF Fund and may be deemed to share beneficial ownership of the shares of common stock of which EJF Fund is the record owner. EJF is the sole member and manager of EJF Fund GP and may be deemed to share beneficial ownership of the shares of common stock of which such entity may share beneficial ownership. Emanuel J. Friedman is the controlling member of EJF and may be deemed to share beneficial ownership of the shares of common stock over which EJF may share beneficial ownership.

(5)	Based on a Schedule 13D/A filed with the SEC on February 12, 2014 by Warren A. Mackey, Homestead Partners LP, a Delaware limited partnership, Arles Partners LP, a New York limited partnership, and Arles Advisors Inc., a New York corporation. Arles Advisors is the general partner of Homestead Partners and Arles Partners. The sole shareholder, director and executive officer of Arles Advisors is Warren A. Mackey. By virtue of his position with Arles Advisors, Mr. Mackey has the shared investment discretion and voting authority with respect to the 838,676 shares owned by Homestead Partners and Arles Partners. Arles Advisors, as general partner of Homestead Partners and Arles Partners, may be deemed to beneficially own the 838,976 shares owned by these partnerships. Mr. Mackey individually has the sole investment discretion and voting authority with respect to the 32,228 shares held for himself.

(6)	Based on a Schedule 13D/A filed on September 4, 2014 by Lawrence B. Seidman, Seidman and Associates L.L.C. ("SAL"), Seidman Investment Partnership, L.P. ("SIP"), Seidman Investment Partnership II, L.P. ("SIPII"), Seidman Investment Partnership III, L.P. ("SIPIII"), LSBK06-08 ("LSBK"), Broad Park Investors ("Broad Park"), CBPS, L.L.C., JRBC I, LLC ("JRBC"), 2514 Multi-Strategy Fund, L.P. ("2514 MSF"), Veteri Place Corporation ("Veteri"), Sonia Seidman and Dennis Pollack (collectively, the "Seidman Group") a well as Form 3 filed by Mr. Pollack on November 19, 2014. Mr. Seidman (i) as the manager of SAL, may be deemed the beneficial owner of the 114,000 shares owned by SAL, (ii) as the sole officer of Veteri, the corporate general partner of each of SIP and SIPII, may be deemed the beneficial owner of the 77,000 shares owned by SIP and the 91,102 shares owned by SIPII, (iii) as the managing member of JBRC I, LLC, the co-general partner of SIPIII, may be deemed the beneficial owner of the 18,000 shares owned by SIPIII, (iv) as the sole officer of Veteri, the Trading Advisor of LSBK and CBPS, may be deemed the beneficial owner of the 51,426 shares owned by LSBK and the 54,000 shares owned by CBPS, (v) as the investment manager for each of Broad Park and 2514 MSF, may be deemed the beneficial owner of the 56,000 shares owned by Broad Park and the 52,000 shares owned by 2514 MSF, and (vi) as the husband of Sonia Seidman, may be deemed the beneficial owner of the 46,636 shares owned by Sonia Seidman. Accordingly, Seidman may be deemed the beneficial owner of an aggregate of 560,164 shares. In the foregoing capacities, Seidman has sole and exclusive investment discretion and voting authority with respect to all such shares. Mr. Pollack individually has the sole investment discretion and voting authority with regard to the 11,500 shares owned thereby included in the amount shown in the table.

(7)	Includes shares held in trust by Prudential Bancorp's RRP which have been awarded to the directors and officers and stock options which have been granted to the directors and officers under Prudential Bancorp's Option Plan and which are exercisable within 60 days of the voting record date as follows:

Name	RRP Shares	Stock Options
Jerome R. Balka, Esq.	--	26,690
Joseph R. Corrato	3,021	58,480
A.J. Fanelli	--	26,690
John C. Hosier	5,338	18,683
Bruce E. Miller	4,271	8,007
Francis V. Mulcahy	--	26,690
Dennis Pollack	--	--
Thomas A. Vento	4,763	114,436
Salvatore Fratanduono	1,662	23,713
All directors and executive officers as a group (11 persons)	23,663	326,466

(8)	Includes 4,721 shares held in Mr. Balka's individual retirement account, 14,375 shares held jointly with Mr. Balka's spouse, 1,888 shares held in Mr. Balka's 401(k) Plan and 66 shares held by the estate of Helen Klara for whom Mr. Balka is guardian. Also includes 4,721 shares held by the Balka Grandchildren Trust and 472 shares held by the Danielle Thomas Revocable Trust, over which Mr. Balka disclaims beneficial ownership.

(9)	Includes 6,215 shares (units) and 11,477 shares allocated to Mr. Corrato's accounts in Prudential Savings Bank's 401(k) Plan and Employee Stock Ownership Plan, respectively, over which Mr. Corrato has voting power and 80 shares held by Mr. Corrato as custodian for his son.

(10)	Includes 3,304 shares held jointly with Mr. Fanelli's spouse.

(11)	Includes 5,946 shares held in Mr. Hosier's account in his 401(k) plan.
(Footnotes continued on following page)

_____________________
(12)	Includes 2,000 shares held jointly with Mr. Mulcahy's spouse and 2,832 shares held directly by Mr. Mulcahy's spouse.

(13)	Includes 1,500 shares held in Mr. Pollack's individual retirement account. Mr. Pollack disclaims beneficial ownership of the 560,164 shares owned by the Seidman Group excluding his shares.

(14)	Includes 22,143 shares held jointly with Mr. Vento's spouse. Includes 36,078 shares (units) and 13,994 shares allocated to Mr. Vento's accounts in Prudential Savings Bank's 401(k) Plan and Employee Stock Ownership Plan, respectively, over which Mr. Vento has voting power and 22,143 shares held jointly with Mr. Vento's spouse.

(15)	Includes 3,906 shares (units) and 6,594 shares allocated to Mr. Fratanduono's accounts in Prudential Savings Bank's 401(k) Plan and Employee Stock Ownership Plan, respectively, over which Mr. Fratanduono has voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Prudential Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Prudential Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2014, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

The Audit Committee of the Board of Directors of Prudential Bancorp has appointed S.R. Snodgrass, P.C., an independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2015, and further directed that the appointment of S.R. Snodgrass as our auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with Prudential Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass is compatible with maintaining its independence.  In addition to performing auditing services, our independent registered public accounting firm reviewed our public filings.  The Audit Committee believes that S.R. Snodgrass's performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass for professional services in connection with the audit of Prudential Bancorp's consolidated financial statements for fiscal 2014 and 2013 and the fees paid by us to S.R. Snodgrass for audit-related services, tax services and all other services during fiscal 2014 and 2013.

	Year Ended September 30,
	2014	2013
Audit fees (1)	$161,257	$166,362
Audit-related fees	--	--
Tax fees (2)	24,564	24,897
All other fees	--	--
Total	$185,821	$191,259
___________________
(1)	Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Tax fees consist of compliance fees for the preparation of tax returns during fiscal 2014 and 2013.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Prudential Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's Charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chairman of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chairman of the Audit Committee presents any previously approved engagements to the full Audit Committee.

Each new engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee or its Chairman, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. for the fiscal year ending September 30, 2015.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next annual meeting of shareholders of Prudential Bancorp, which is expected to be held in February 2016, must be received at the principal executive offices of Prudential Bancorp, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, Attention: Joseph R. Corrato, Executive Vice President and Chief Financial Officer, no later than September 1, 2015.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested. We did not receive any shareholder proposals for this annual meeting.

Shareholder proposals which are not submitted for inclusion in Prudential Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp's Bylaws.  Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by September 1, 2015.  The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of the 2016 annual meeting, by September 1, 2015.  We did not receive any shareholder nominations for this annual meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Prudential Bancorp, Inc., c/o Regina Wilson, Corporate Secretary, at 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.  Ms. Wilson will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Prudential Bancorp's Annual Report to Shareholders, which includes the Annual Report on Form 10-K for the year ended September 30, 2014, accompanies this proxy statement.  Such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to Mr. Joseph R. Corrato, Executive Vice President and Chief Financial Officer, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

Solicitation of Proxies.  The cost of the solicitation of proxies will be borne by Prudential Bancorp.  Prudential Bancorp has retained Georgeson, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $6,000 plus reimbursement for out of pocket expenses. Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Prudential Bancorp may solicit proxies personally or by telephone without additional compensation.

APPENDIX A

PRUDENTIAL BANCORP, INC.
2014 STOCK INCENTIVE PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Prudential Bancorp, Inc. (the "Corporation") hereby establishes this 2014 Stock Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

ARTICLE III

DEFINITIONS

3.01            "Award" means an Option or Share Award granted pursuant to the terms of this Plan.

3.02            "Bank" means Prudential Savings Bank, the wholly owned subsidiary of the Corporation.

3.03            "Beneficiary" means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient's death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

3.04            "Board" means the Board of Directors of the Corporation.

3.05            "Change in Control" means a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

3.06            "Code" means the Internal Revenue Code of 1986, as amended.

3.07            "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08            "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09            "Disability" means in the case of any Optionee or Recipient that the Optionee or Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).  If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code.  In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

3.10            "Effective Date" means the date upon which the approval of this Plan by both the Board and the shareholders of the Corporation has been obtained.

3.11            "Employee" means any person who is employed by the Corporation or a Subsidiary Company, including an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.12            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

3.13            "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.14            "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported on the principal exchange on which the Common Stock is listed or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use.  Notwithstanding the foregoing, if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Corporation and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder.

3.15            "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.16            "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank, including an advisory director or a director emeritus of the Board of the Corporation and/or Board of Directors of any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or as an advisory or emeritus director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.17            "Non‑Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

3.18            "Offering" means the offering of Common Stock to the public completed in 2013 in connection with the second-step conversion of Prudential Mutual Holding Company.

3.19            "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.20            "Option" means a right granted under this Plan to purchase Common Stock.

3.21            "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.22            "Performance Share Award" means a Share Award granted to a Recipient pursuant to Section 9.06 of the Plan.

3.23            "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable.  The establishment of Performance Goals is intended to make the applicable Performance Share Awards "performance based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

•
net income or net income per share (before or after taxes, diluted or not diluted (with respect to per share net income) and whether or not excluding specific items, including but not limited to stock-based or other compensation expense);

•	return measures (including, but not limited to, total shareholders' return, return on average assets, return on average shareholders' equity, return of investment and cash return on tangible equity);
•	net interest income and net interest income on a tax-equivalent basis;
•	net interest margin and net interest margin on a tax-equivalent basis;
•	net non-interest expense to average assets;
•	interest sensitivity gap levels;
•	expense targets, efficiency ratio or other expense measures;
•	levels or growth of assets or loans (in total or with respect to specific categories);
•	levels or growth of deposits (in total or with respect to specific categories of deposit accounts);
•	loan origination volume;
•	market share;
•	levels and values of securities investments;
•	asset quality levels;
•	business expansion or consolidation performance;
•	strategic plan development and implementation;
•	share price;

•	regulatory compliance and capital levels;
•	financial ratings;
•	achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objectives established by the Committee; and
•	any combination of the foregoing.

Performance goals with respect to the foregoing criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate.  Any member of a comparator group or an index that disappears during a measurement period shall be disregarded for the entire measurement period.  Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

3.24            "Recipient" means an Employee or Non-Employee Director who receives a Share Award or Performance Share Award under the Plan.

3.25            "Retirement" means:

(a)            a termination of employment which constitutes a "retirement" at the "normal retirement age" or later under the Bank's 401(k) Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute "retirement" under the Bank's 401(k) Plan, if such individual were a participant in that plan provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an advisory director or a director emeritus.

(b)            With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as an advisory director or a director emeritus to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Corporation.

3.26            "Share Award" means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service and other requirements described in Article IX and includes Performance Share Awards.

3.27            "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Award in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01            Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Article XIII hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of this Plan, any rule, regulation or procedure adopted by it pursuant hereto or of any Award shall be final and binding in the absence of action by the Board.

4.02            Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an "independent director" as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03            Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, to the extent not yet vested and in the case of Options, not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  In addition, the Committee may specify in the Awards granted to those Optionees or Recipients subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002 such provisions regarding recoupment as are deemed appropriate. Awards, or portions thereof, to the extent not yet vested and in the case of Options, not yet exercised, previously granted or awarded to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the constituent documents of such Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04            Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan, any rule, regulation or procedure adopted by it pursuant hereto or any Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05            Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06            Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07            No Deferral of Compensation Under Section 409A of the Code.  All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.  No Recipient shall be permitted to defer the recognition of income beyond the date a Share Award shall be deemed earned pursuant to Article IX of this Plan.

ARTICLE V
ELIGIBILITY

Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall not be eligible to receive Incentive Stock Options under the Plan.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01            Number of Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article X, shall be 999,800.  None of such shares shall be the subject of more than one Award at any time, but if (i) an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any reason ceases to be exercisable or (ii) a Share Award as to any shares is surrendered before becoming fully vested, or expires or terminates for any reason without vesting in full, the number of shares covered thereby which shall not have vested shall again become available for grant under the Plan as if no Award had been previously granted with respect to such shares. Any shares of Common Stock (i) tendered by an Optionee or withheld by the Corporation in payment of the tax withholding obligation related to an Option, (ii) tendered by an Optionee or withheld by the Corporation, to the extent permitted pursuant to Section 8.07, as payment for the exercise price of an Option, or (iii) reacquired by the Corporation on the open market or otherwise using cash proceeds from the exercise of an Option granted pursuant to the Plan shall not be added to the aggregate number of shares of Common Stock available for issuance under the Plan as set forth in this Section 6.01.

6.02            Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

7.01            Determination of Awards.  The Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non‑Qualified Option and the Exercise Price of an Option and whether a Share Award will be a Performance Share Award.  In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each Optionee or Recipient, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

7.02            Limitation on Share Awards and Options.  Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Share Awards may be issued under this Plan shall be 285,655 shares, or 28.57% of the total shares available for issuance under this Plan, subject to adjustment to the extent provided by Article X hereof. In addition, notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Options may be issued under this Plan shall be 714,145 shares or 71.43% of the total shares available for issuance under this Plan, subject to adjustment to the extent provided by Article X hereof.

7.03            Maximum Awards.  Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Options or Share Awards may be granted to any individual Employee and any non-Employee Director shall not exceed 25% and 5%, respectively, of the number of shares of Common Stock initially available under the Plan for each of Option or Share Awards, as applicable, as established by Section 7.02 hereof, subject to adjustment as provided in Article X hereof.  Options and Share Awards to Non-Employee Directors in the aggregate may not exceed 30% of each of the number of shares initially available under this Plan for Options and Share Awards, respectively, as established by Section 7.02 hereof, subject to adjustment as provided in Article X hereof.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01            Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a stock option agreement (the "Option Agreement") which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non‑Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Option Agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02            Option Exercise Price.
(a)            Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article X hereof.

(b)            Non‑Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non‑Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non‑Qualified Option is granted, and subject to any applicable adjustment pursuant to Article X hereof.

(c)            Prohibition on Repricing.  Except as provided in Section 10.01 hereof in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Options may not be amended to reduce the exercise price of outstanding Options or cancel, exchange, buyout or surrender outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options without prior shareholder approval.

8.03            Vesting and Exercise of Options.

(a)            General Rule.  Incentive Stock Options and Non‑Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee and the right to exercise shall be cumulative; provided, however, such rate shall be no more rapid than twenty percent (20%) per year, commencing one year from the date of grant.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Optionee's employment or service as a Non-Employee Director (which, for purposes hereof, shall include service as an advisory director or director emeritus) with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability or a Change in Control.  Service as an advisory director or director emeritus shall constitute service for purposes of vesting of an Option.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b)            Accelerated Vesting.  Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (which, for purposes hereof, shall include service as an advisory director or director emeritus) because of his death or Disability.  In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control.

8.04            Duration of Options.

(a)            General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee or Non-Employee Director ceases to be employed by or serve the Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant to extend such six-month period in clause (ii) to a period not exceeding three (3) years.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee's status as an employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.04 may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)            Exceptions.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service as a director (including service as an advisory director or directory emeritus) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee or Non-Employee Director shall have the right to exercise such Options following his termination due to Disability or Retirement until three (3) years following the date of termination of employment or service as a Non-Employee Director due to Disability or Retirement, subject to the last sentence of this Section 8.04(b).

Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five (5) year term for Options subject to Section 8.09(b) hereof) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable more than ten (10) years (five (5) years for Options subject to Section 8.09(b) hereof) from the date it was granted.

8.05            Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06            Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Option Agreement provided for in Section 8.01 above.

8.07            Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations and Financial Accounting Standards Board ASC Topic 718, or any successor thereto, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing.

8.08            Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09            Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)            Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options under this Plan, together with stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), that are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

(b)            Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)            Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
SHARE AWARDS

9.01            Share Award Notice.  As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing (the "Share Award Agreement") of the grant of the Share Award, the number of shares covered by the Share Award, whether the Share Award is a Performance Share Award and the terms upon which the shares subject to the Share Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Share Awards and Performance Share Awards under the Plan.

9.02            Earning Plan Shares; Forfeitures.

(a)            General Rules.  Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof; provided, however, such awards shall not be earned at a rate more rapid than twenty percent (20%) of the aggregate number of shares covered by the Award as of each anniversary date of the date of grant of the Share Award.  If the employment of an Employee or service as a Non-Employee Director (including, for purposes hereof, service as an advisory director or director emeritus) is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned.  Service as an advisory director or director emeritus shall constitute service for purposes of vesting of a Share Award.  In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Award had been previously granted with respect to such shares.  No fractional shares shall be distributed pursuant to this Plan.

(b)            Exception for Termination Due to Death or Disability.  Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment or service (including, for purposes hereof, service as an advisory director or a director emeritus) with the Corporation or any Subsidiary Company terminates due to death or Disability shall be deemed fully earned as of the Recipient's last day of employment or service with the Corporation or any Subsidiary Company and shall be distributed as soon as practicable thereafter.

(c)            Exception for a Change in Control.  Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control.  Notwithstanding anything to the contrary herein, any Performance Goal related to a Performance Share Award shall be deemed satisfied as of the date of a Change in Control.

9.03            Dividends and Voting.  A Recipient shall not be entitled to receive any cash dividends declared on the Common Stock with respect to any unvested Share Award.  A Recipient shall not be entitled to any voting rights with respect to any unvested Share Award which has not yet been earned and distributed to him pursuant to Section 9.04.

9.04            Distribution of Plan Shares.

(a)            Timing of Distributions:  General Rule.  Subject to the provisions of Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)            Form of Distributions.  All shares shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each share earned and distributable.

(c)            Restrictions on Selling of Plan Shares.  Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

9.05            Rights of Recipients.  Notwithstanding anything to the contrary herein, a Participant who receives a Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Share Award Agreement.

9.06            Performance Awards.

(a)            Designation of Performance Share Awards.  The Committee may determine to make any Share Award a Performance Share Award by making such Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals.  Each Performance Share Award shall be evidenced by a written Share Award Agreement, which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.  To the extent that a Performance Share Award is intended to be performance-based compensation within the meaning of Section 162(m) of the Code, such Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code, except to the extent the Committee exercises positive discretion as is permitted under applicable law for purposes of an exception under Section 162(m) of the Code.

(b)            Timing of Grants.  Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period.  All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Share Award Agreement.

(c)            Restrictions on Grants.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d)            Earning of Performance Share Awards.  Each Performance Share Award shall be earned, vested and payable only upon the achievement of Performance Goals established by the Committee based upon one or more of the criteria set forth in Section 3.23 of this Plan, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Performance Goals will be waived, in whole or in part, upon (i) the termination of employment of a Recipient by reason of death or Disability, or (ii) the occurrence of a Change in Control. Achievement of a Performance Goal shall be substantially uncertain at the time the Performance Goal is established.

                                (e)       Inclusions and Exclusions from Performance Criteria; Adjustment.  The Committee may provide in any Performance Award, at the time the Performance Goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (vi) extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; or (vii) acquisitions or divestitures. Such inclusions or exclusions shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.  If a Recipient is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the specified Performance Goal or applicable performance period are no longer applicable; in such situation, the Committee may change or eliminate the Performance Goal or change the applicable performance period.

(f)            Distribution.    No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Performance Share Award is subject have been achieved.

(g)            Effect of a Change in Control.Unless otherwise provided in the Share Award Agreement, upon the occurrence of a Change in Control, the target payout opportunities attainable under outstanding Performance Share Awards shall be deemed to have been fully earned as of the effective date of the Change in Control.

9.07.            Nontransferable. Share Awards and Performance Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of a Share Award by the Committee pursuant to Section 9.01.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE X
ADJUSTMENTS FOR CAPITAL CHANGES

10.01            General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the maximum number of shares to which Share Awards may be issued, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to any person, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

10.02            Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Award shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees or Recipients would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock options and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424‑1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in the definitive agreement entered into by the Corporation with respect to a Change in Control to the extent such Options remain outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE XI
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

ARTICLE XII
EMPLOYMENT AND SERVICE RIGHTS

Neither this Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

ARTICLE XIII
WITHHOLDING

13.01            Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee or Recipient to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

13.02            Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's or Recipient's tax withholding obligation by the retention of shares of Common Stock to which the Optionee or Recipient would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

ARTICLE XIV
EFFECTIVE DATE OF THE PLAN; TERM

14.01            Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by shareholders of the Corporation and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XV hereof.

14.02            Term of the Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited. Notwithstanding the foregoing, no Incentive Stock Option may be granted more than ten (10) years after the adoption of the Plan by the Board.

ARTICLE XV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, and (ii) Section 162(m) of the Code and regulations thereunder.

ARTICLE XVI
MISCELLANEOUS

16.01            Governing Law.  To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

16.02            Pronouns.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

December 30, 2014

To:	Participants in the Prudential Savings Bank Employee Stock Ownership Plan (the "ESOP") and/or Employees' Savings & Profit Sharing Plan (the "401(k) Plan")

Re:               Instructions for voting shares of Prudential Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Prudential Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account(s) in the Prudential Savings Bank ESOP and/or 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders, and a Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP and/or 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Card in the envelope provided.  In order to be effective, your Voting Instruction Card must be received by Computershare Shareholder Services no later than February 4, 2015.  Computer Shareholder Services will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP and/or 401(k) Plan account(s) generally will not be voted by the Trustees.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the ESOP and/or 401(k) Plan.  If you also own shares of Prudential Bancorp common stock outside of the ESOP and/or 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Thomas A. Vento
Chairman, President and Chief Executive Officer

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 9, 2015

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director, "FOR" the 2014 Stock Incentive Plan and "FOR" the ratification of S.R. Snodgrass, P.C.

+

1. Election of directors.

	For	Withhold		For	Withhold
01 - John C. Hosier*	☐	☐	02 - Thomas A. Vento*	☐	☐

*Nominees for three-year term expiring in 2018

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 1 7 9 0 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

01YLIA

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 9, 2015. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 9, 2015
11:00 a.m., Eastern time
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2015 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. held of record by the undersigned on December 19, 2014 at the Annual Meeting of Shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania on Monday, February 9, 2015, at 11:00 a.m., Eastern time, or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE 2014 STOCK INCENTIVE PLAN, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 9, 2015 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director, "FOR" the 2014 Stock Incentive Plan and "FOR" the ratification of S.R. Snodgrass, P.C.

1. Election of directors.

	For	Withhold
01 - John C. Hosier*	☐	☐
02 - Thomas A. Vento*	☐	☐

*Nominees for three-year term expiring in 2018

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 1 7 9 0 3 2

01YLJA

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 9, 2015. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

REVOCABLE PROXY — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 9, 2015
11:00 a.m., Eastern time
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2015 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. held of record by the undersigned on December 19, 2014 at the Annual Meeting of Shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania on Monday, February 9, 2015, at 11:00 a.m., Eastern time, or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE 2014 STOCK INCENTIVE PLAN, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 9, 2015 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to provide your voting instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 4, 2015

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director, "FOR" the 2014 Stock Incentive Plan and "FOR" ratification of S.R. Snodgrass, P.C.

1. Election of directors.

	For	Withhold		For	Withhold	
01 - John C. Hosier*	☐	☐	02 - Thomas A. Vento*	☐	☐	*Nominees for three-year term expiring in 2018

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 1 7 9 0 3 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01YLKB

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 9, 2015. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE 401(k) VOTING INSTRUCTION CARD — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 9, 2015
11:00 a.m., Eastern time

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2015 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the trustees of the 401(k) Plan to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. allocated as described below at the Annual Meeting of Shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania on Monday, February 9, 2015, at 11:00 a.m., Eastern time, or at any adjournment thereof.

This card constitutes your voting instructions for any shares held in the Prudential Savings Bank 401(k) Plan and the undersigned hereby authorizes the trustees to vote the shares allocated to the undersigned's account as provided herein. Shares held in the 401(k) Plan allocated to participants' accounts will generally not be voted unless the voting instruction card is returned or instructions are received by telephone or via the Internet. With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp, Inc.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE STOCK INCENTIVE PLAN, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. YOU MAY REVOKE THESE INSTRUCTIONS AT ANY TIME PRIOR TO THE TIME THE SHARES ARE VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 9, 2015 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction card.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to provide your voting instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on February 4, 2015

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director, "FOR" the 2014 Stock Incentive Plan and "FOR" ratification of S.R. Snodgrass, P.C.

1. Election of directors.

	For	Withhold
01 - John C. Hosier*	☐	☐
02 - Thomas A. Vento*	☐	☐

*Nominees for three-year term expiring in 2018

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 1 7 9 0 3 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01YLLB

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 9, 2015. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.prudentialsavingsbank.com under the "Investors Relations" Quick Link.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE ESOP VOTING INSTRUCTION CARD — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 9, 2015
11:00 a.m., Eastern time

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2015 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the trustees of the ESOP to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. allocated as described below at the Annual Meeting of Shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania on Monday, February 9, 2015, at 11:00 a.m., Eastern time, or at any adjournment thereof.

This card constitutes your voting instructions for any shares held in the Prudential Savings Bank ESOP and the undersigned hereby authorizes the trustees to vote the shares allocated to the undersigned's account as provided herein. Shares held in the ESOP allocated to participants' accounts will generally not be voted unless the voting instruction card is returned or instructions are received by telephone or via the Internet. With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp, Inc.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR APPROVAL OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE STOCK INCENTIVE PLAN, FOR RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. YOU MAY REVOKE THESE INSTRUCTIONS AT ANY TIME PRIOR TO THE TIME THE SHARES ARE VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 9, 2015 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction card.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.